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                                    AGREEMENT

                  AGREEMENT dated as of September 29, 1997, among Teligent, L.L.C., a Delaware limited liability company (together with any corporation resulting from, or which is the successor to Teligent, L.L.C. upon, the conversion of Teligent, L.L.C. to a corporation, the "Company"), Digital Services Corporation, a Virginia corporation and a Member of the Company ("DSC"), Telcom-DTS Investors, L.L.C., a Delaware limited liability company and an Affiliate of DSC ("Telcom"), the members of Telcom, all of whom are listed on
Schedule I hereto (collectively, the "Telcom Members"), Microwave Services, Inc., a Delaware corporation and a Member of the Company ("MSI"), and The Associated Group, Inc., a Delaware corporation and the owner of all of the outstanding capital stock of MSI ("AGI").

                  The Company has substantially negotiated a Securities Purchase Agreement to be entered into by the Company, DSC and MSI with Nippon Telegraph and Telephone Corporation (the "Investor"), providing for the purchase by the Investor of a Member Interest (the "Securities Purchase Agreement"), and for the execution and delivery by MSI, DSC and the Investor at the First Closing under the Securities Purchase Agreement (the "First Closing") of an Amended and Restated Limited Liability Company Agreement of the Company (the "Amended LLC Agreement").

                  In connection with entering into the Securities Purchase Agreement and the Amended LLC Agreement and the consummation of the transactions contemplated thereby, the parties desire to provide for certain rights and obligations of DSC, Telcom, MSI and AGI relating to their ownership interests in the Company.

                  In consideration of the foregoing, and the agreements set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Registration Rights. The Company agrees that DSC will have the registration rights set forth in this Section 1 with respect to equity interests or securities of the Company held by DSC at the time of consummation of the Company's initial public offering of equity securities ("Registrable Securities").

                           (a)      "Piggyback" Registration Rights.  (i) After
the consummation by the Company of an initial public offering of equity securities (the "IPO"), if the Company at any time proposes to register under the Securities Act of 1933, as amended (the "Securities Act") (other than a registration on Form S-4 or S-8 or any successor or similar forms thereto and other than a registration


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pursuant to paragraph 1(b) below), whether or not for sale for its own account
(including, without limitation, pursuant to the exercise by any other person or entity of any registration rights granted by the Company), on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give written notice to DSC of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, (x) whether or not such registration will be in connection with an underwritten offering of equity securities and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting and (y) the anticipated price range at which such equity securities are reasonably expected to be sold to the public). Upon the written request of DSC delivered to the Company within 15 calendar days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by DSC and the intended method of disposition thereof), the Company will use reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities that the Company has been so requested to register, subject to the further provisions of this agreement;

                           (ii)     If a registration pursuant to this Section 1
involves an underwritten offering and the managing underwriter advises the Company that, in its opinion, the number of Registrable Securities proposed to be included in such registration should be limited due to market conditions, then the Company may exclude Registrable Securities requested to be included pursuant to Section 1(a) pro rata, based on the respective numbers of Registrable Securities as to which registration has been so requested by each holder of Registrable Securities.

                           (iii)    In connection with any underwritten offering
with respect to which holders of Registrable Securities shall have requested registration pursuant to this Section 1, the Company shall have the right to select the managing underwriter with respect to the offering.

                  (b) Demand Registration Rights. (i) In addition to the registration rights afforded by Section 1(a) above, at any time commencing six months after the closing of the IPO (the "Demand Date"), DSC shall be entitled to demand in writing that the Company effect a registration under the Securities Act and under such state securities laws as DSC may reasonably request (provided that the Company shall not be required to consent to general service of process in any jurisdiction where it is not then so subject) in respect of all or part of the Registrable Securities held by DSC, provided that (A) such demand registration right shall apply only if the amount of Registrable Securities to be registered (1) constitutes at least 20% of the amount of Registrable Securities owned by DSC or (2) has an anticipated aggregate offering price (before underwriters' fees, commissions and discounts) of at least $20,000,000,
(B) the Company shall not be

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obligated to use its reasonable best efforts to cause to become effective a registration statement pursuant to this Section 1(b) until a period shall have elapsed from the effective date of the most recent previous registration statement under the Securities Act with respect to a public offering of equity securities of the Company (a "Prior Public Offering") equal to the greater of
(1) 120 days and (2) the shortest period of any lockup of shareholders of the Company required by the lead managing underwriter of such Prior Public Offering (the "Holdback Period") and (C) if, while a registration request is pending pursuant to this Section 1(b), the Board of Directors of the Company makes a good faith determination that the filing or effectiveness of a registration statement would require the public disclosure of material information, the disclosure of which would adversely affect the Company, the Company shall not be required to effect a registration pursuant to this Section 1(b) until such material information is disclosed to the public or ceases to be mate rial; provided, further, however, that the foregoing delay shall in no event exceed 120 days. Notwithstanding the foregoing provisions of Section 1(b), the Company shall not be obligated to effect more than three registrations pursuant to this
Section 1(b)(i).

                           (ii)     At any time after the Demand Date, DSC shall
be entitled to demand in writing that the Company effect a registration under the Securities Act of all or part of its Registrable Securities on Form S-3 or any similar short-form ("Short-Form") registration statement ("Short-Form Registrations"), if available, specifying in the request the number of Registrable Securities to be registered by DSC and the intended method of distribution thereof (such notice is hereinafter referred to as an "S-3 Holder Request"); provided, that the Company shall be obligated to effect a registration of Registrable Securities pursuant to this Section 1(b)(ii) only if the anticipated aggregated offering price for such Registrable Securities is in excess of $10,000,000, provided, further, that the Company shall not be obligated to file and use its reasonable best efforts to cause to become effective a registration statement pursuant to this Section 1(b) until a period equal to the Holdback Period shall have elapsed from the effective date of the Prior Public Offering. The holders of Registrable Securities will be entitled to request an unlimited number of Short-Form Registrations. After the Company has become subject to the reporting requirements of the Securities Exchange Act of 1934, the Company will use its reasonable best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

                           (iii)    If, in connection with any underwritten
offering pursuant to this Section 1(b), the managing underwriter thereof advises the Company in writing that in its opinion the number of securities (including, for purposes of this Section 1(b), securities of the Company which the Company has proposed to include in such offering) proposed to be included in such offering should be limited due to market conditions, the Company will promptly so advise

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all holders seeking to participate in such offering, and securities shall be excluded from such offering in the following order until such limitation has been met: (A) securities requested to be included in such offering by holders other than DSC, if any, shall be excluded until all such other securities shall be so excluded, (B) securities that the Company has elected to include in such offering, if any, shall be excluded until all such securities have been excluded, and, (C) thereafter, any Registrable Securities requested to be included in such offering shall be excluded pro rata, based on the respective number of Registrable Securities as to which registration has been so requested by each holder thereof.

                           (iv)     If a requested registration pursuant to this
Section 1(b) involves an underwritten offering, the holders of a majority of Registrable Securities included in such registration shall have the right, with the approval of the Company (which approval shall not be unreasonably withheld), to select the managing underwriter for such offering.

                  (c)      [Intentionally Omitted]

                  (d)      Registration Procedures.

                           (i)      If and whenever the Company is required to
use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in Section 1(a) or 1(b), the Company will, as expeditiously as possible:

                                    (A)     Prepare and promptly file with the
Securities and Exchange Commission (the "Commission") a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective;

                                    (B)     Prepare and file with the Commission
such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period as may be requested by holders desiring to register their Registrable Securities for sale not exceeding 90 days and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Holder or Holders thereof set forth in such registration statement.

                                    (C)     Furnish to each holder of
Registrable Securities covered by the registration statement and to each underwriter, if any, of such Registrable Securities, such number of copies of a prospectus and preliminary prospectus for delivery in conformity with the requirements of the Securities Act, and such other documents, as such Person may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities.

                                    (D)     Use its reasonable best efforts to
register or qualify such Registrable Securities covered by such registration Statement under such other securities or blue sky laws of such jurisdictions as each holder thereof shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such holder to consummate the disposi tion of the Registrable Securities owned by such holder in such jurisdictions, except that the Company shall not for any such purpose be required (A) to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 1(d)(i)(D)), it is not then so qualified, or (B) to subject itself to taxation in any such jurisdiction, or (C) to take any action which would subject it to general or unlimited service of process in any such jurisdiction where it is not then so subject.

                                    (E)     Use its reasonable best efforts to
cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the holder or holders thereof to consummate the disposition of such Registrable Securities.

                                    (F)     Immediately notify each holder of
Registrable Securities covered by such registration statement, at any time when a prospectus thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 1(d)(i)(B), if the Company becomes aware that the prospectus included in such registration statement, as ten in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such holder, deliver reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                                    (G)     Otherwise use its reasonable best
efforts to comply with all applicable rules and regulations of the Commission and make generally available to its securityholders, in each case as soon as practicable, but not later than 45 calendar days after the close of the period covered thereby (90 calendar days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act.

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                                    (H)     Use its reasonable best efforts in
connection with the underwriters of list such Registrable Securities on each securities exchange as they may reasonably designate.

                                    (I)     In the event the offering is an
underwritten offering, use its reasonable best efforts to obtain a "cold comfort" letter from the independent public accountants for the Company in customary form and covering such matters of the type customarily covered by such letters.

                                    (J)     Execute and deliver all instruments
and documents (including in an underwritten offering an underwriting agreement in customary form) and taken such other actions and obtain such certificates and opinions as are customary in an underwritten public offering.

                           (ii)     Each holder of Registrable Securities will,
upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1(d)(i)(F), forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 1(d)(i)(F).

                           (iii)    If a registration pursuant hereto involves
an underwritten offering, the Company agrees, if so required by the managing underwriter of such offering, not to effect any public sale or distribution of any of its equity securities or securities convertible into or exchangeable or exercisable for any of such equity securities during a period of up to 180 calendar days after the effective date of such registration, except for securities sold in such underwritten offering or except in connection with an option plan, purchase plan, savings or similar plan, or an acquisition, merger or exchange offer.

                           (iv)     If a registration pursuant hereto involves
an underwritten offering, each holder of Registrable Securities, whether or not such holder's Registrable Securities are included in such registration, will, if and to the extent request by the managing underwriter in such offering, enter into an agreement not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities act (but excluding those Registrable Securities sold n such offering), of any of the Company's excluding those Registrable Securities sold in such offering), of any of the Company's equity securities owned by such holder or securities, without the consent of such managing underwriter, during a period commencing on the effective date of such registration and ending a number of calendar days thereafter not exceeding 180 days as such managing underwriter shall reasonably determine is required to effect a successful offering; provided such agreement is substantially identical in form and substance to other

"lock-up" agreements of the Company's other stockholders who execute such agreements in connection with such offering.

                  (e)      Indemnification.

                           (i)      In the event of any registration of any
securities of the Company under the Securities Act pursuant hereto, the Company will, and it hereby agreed to, indemnify and hold harmless, to the extent permitted by law, each holder of any Registrable Securities covered by such registration statement, its directors and officers or general and limited partners, each other Person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, as follows:

                                    (A)     against any and all loss, liability,
claim, damage and expense whatsoever arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising o ut of an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein not misleading;

                                    (B)     against any and all loss, liability,
claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                                    (C)     against any and all expense
reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under subparagraph (A) or (B) above;

         provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission made in reliance upon and in

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conformity with written information furnished to the Company by or on behalf of such holder, underwriter or control person expressly for use in the preparation of any registration statement (or any amendment or supplement thereto) and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any , who controls such underwriter with the meaning of the Securities or to any other Person, if any, who controls such underwriter with the meaning of the Securities Act, in any such case to the extent that such loss, liability, claim, damage or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in the final prospectus.

                           (ii)     The Company may require, as a condition to
including any Registrable Securities in any registration statement filed in accordance herewith that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 1(e)(i) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or such director, officer or controlling Person and shall survive the transfer of such securities by such holder. In that event, the obligations of the Company and such holders pursuant to this Section 1(e) are to be several and not joint; provided, however, that with respect to each claim pursuant to this Section 1(e)(ii), each such holder's liability under this Section 1(e)(ii) shall be limited to an amount equal to the net proceeds (after deducting the underwriting discount and expenses) received by such holder from the sale of such Registrable Securities by such holder.

                           (iii)    Promptly after receipt by an indemnified
party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in this Section 1(e), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written

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notice to such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this
Section 1(e), except to the extent (not including any such notice of an underwriter) that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnifying party shall not be liable for the fees and expenses of more than one firm of counsel for a majority of the sellers of Registrable Securities or more than one firm of counsel for the underwriters in connection with any one action or separate but similar or related actions), the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof. No indemnified party shall consent to the entry of any judgment or enter into any settlement of any such action, the defense of which has been assumed by an indemnifying party and for which an indemnifying party may have indemnification liability hereunder with the consent of such indemnifying party.

                           (iv)     The Company and each seller of Registrable
Securities shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority.

                  (f) Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Section 1(e) is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under
Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement of omission and any other equitable considerations appropriate under the circum-

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stances. The Company and each Seller of Registrable Securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under Section 1(e)(ii) were available. The Company and each such seller agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Registrable Securities. For purposes of this Section 1(f), each Person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter, and each director and officer of the Company who signed the registration statement, and each Person, if any, who controls the Company or a seller of Registrable Securities within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or a seller of Registrable Securities, as the case may be.

                  (g) Expenses. The Company shall bear all registration expenses (exclusive of underwriting fees, discounts and commissions) in connection with the registrations effected by it pursuant to Section 1(b) and such registration expenses incurred in connection with up to three fully completed registrations of Registrable Securities pursuant to Section 1(a).

                  (h) Transfer of Registration Rights. DSC may assign its rights under this Section 1 to any person or entity to whom or which DSC sells, transfers or assigns not less than 20% of the Registrable Securities; provided that such person or entity agrees in writing with the Company to be bound by this Agreement to the same extent as DSC was bound at the time of such sale, transfer or assignment.

                  (i) Cessation of Registrable Security Status. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) such securities shall have been transferred pursuant to Rule 144 under the Securities Act, (iii) such securities shall have been otherwise transferred or disposed of, and new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent transfer or disposition of such securities shall not require their registration or qualification under the Securities Act or any similar state law then in force, or (iv) such securities shall have ceased to be outstanding.


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                  2.       Change in Control Covenants.

                           (a)      Pre-IPO.  MSI covenants and agrees with DSC
that if, prior to an IPO, there is a "Change in Control" of MSI or AGI (as defined below), it will promptly take all action available to it to cause
Section 4.1(c) of the Amended LLC Agreement to be amended in a manner such that
(i) MSI will no longer have the right and power to elect a majority of the members of the Board of Directors of the Company and (ii) MSI's voting power as a Member (as defined in Amended LLC Agreement) will be proportionate to its Membership Percentage (as defined in the Amended LLC Agreement).

                           (b)      Post-IPO.  AGI covenants and agrees with DSC
that if, from and after the consummation of an IPO, there is a Change in Control of AGI or MSI, AGI will immediately convert, and will cause all of its controlled Affiliates to convert, all of the Class B Common Stock of the Company beneficially owned by AGI and such Affiliates into shares of Class A Common Stock of the Company such that, under the Company's Certificate of Incorporation as then in effect, AGI, alone or together with its controlled Affiliates, will no longer have the right to elect a majority of the Company's Board of Directors.

                           (c)      Shareholder Meeting; Resignations.  Promptly
upon a Change in Control of MSI or AGI, MSI agrees with DSC that it will (i) cause the MSI Directors to cause the Company's Board of Directors to convene a meeting of Members (in the case of such a Change in Control of MSI or AGI referred to in Section 2(a)) or of the Company's stockholders (in the case of such a Change in Control of MSI or AGI, referred to in Section 2(b)) and (ii) promptly after taking the action required by clause (i) above, cause such number of the MSI Directors to resign from the Company's Board of Directors so that the MSI Directors will no longer constitute a majority thereof.

                           (d)      Definition of "Change in Control" of MSI or
AGI. For purposes of this Section 2, a "Change in Control" of MSI or AGI shall occur (i) in the case of MSI, if (A) any person or entity, or group of affiliated persons or entities, other than AGI and its controlled Affiliates,
(1) acquires voting securities of MSI representing a majority of the voting power of all outstanding voting securities of MSI or (2) otherwise acquires, directly or indirectly, the power to direct the management and policies of MSI,
(B) AGI and its controlled Affiliates shall cease to be, directly or indirectly, the sole beneficial owners of voting securities representing at least 50.1% of the voting power of all outstanding voting securities of MSI and at least 50.1% of the equity ownership in MSI or (C) individuals who, as of the date hereof, constitute the board of directors of MSI (the "Incumbent MSI Board") cease for any reason to constitute a majority of the board of directors of MSI, provided, however, that any individual becoming a director of MSI after the date hereof whose election, or nomination for
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election by MSI's shareholder(s), was approved by a vote of a majority of the directors of MSI then comprising the Incumbent MSI Board shall be considered as though such individual were a member of the Incumbent MSI Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors of MSI or other actual or threatened solicitation of proxies or consents by or on behalf of a person, entity or group other than the board of directors of MSI, and (ii) in the case of AGI, if (A) any person or entity, or group of affiliated persons or entities, other than any person or entity, or group of affiliated persons or entities (including for this purpose any director of AGI as of the date hereof, their respective spouses and children, any estates or trusts (and the executors, trustees or legal representatives thereof) of which such directors, spouses or children are an executor, trustee or beneficiary and any entities controlled by any of such persons) (such persons, entity or group being referred to as the "Current Control Group") who or which, individually or taken together, as of the date hereof, own or have the right to acquire voting securities of AGI representing 15% or more of the voting power of all outstanding voting securities of AGI, (1) acquires voting securities of AGI representing a majority of the voting power of all outstanding voting securities of AGI or (2) otherwise acquires, directly or indirectly, the power to direct the management and policies of AGI; (B) individuals who are either (1) members of the Current Control Group or (2) persons whose election, or nomination for election by the stockholders of AGI, was requested, directly or indirectly, by a member of the Current Control Group and who have a fiduciary, employment or similar relationship with the Company or a member of the Current Control Group (the "Incumbent AGI Board"), cease for any reason (other than death) to constitute at least 50% of the board of directors of AGI, provided, however, that any individual becoming a director of AGI after the date hereof whose election, or nomination for election by AGI's shareholder(s), was approved by a vote of a majority of the directors of AGI then comprising the Incumbent AGI Board shall be considered as though such individual were a member of the Incumbent AGI Board, but excluding, for this purpose, (y) any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors of AGI or other actual or threatened solicitation of proxies or consents by or on behalf of a person, entity or group other than the board of directors of AGI and (z) any such individual nominated for election to the board of directors of AGI by any stockholder or group of affiliated stockholders of AGI other than a member or members of the Current Control Group; or (C) the members of the Current Control Group cease to beneficially hold (and retain the right to exercise all voting and dispositive rights with respect to) voting securities of AGI representing at least 10% of the voting power of all outstanding voting securities of AGI and any other person or entity, or group of affiliated persons or entities, beneficially owns voting securities of AGI representing 40% or more of the voting power of all outstanding voting securities of AGI. Notwithstanding the foregoing, a Change in Control of MSI or AGI shall not be deemed to have occurred if, at the time of determination, Telcom and its Affiliates do not have the Telcom Threshold Membership Percentage. For this purpose, Telcom and its Affiliates shall be deemed not to have the Telcom Threshold Membership Percentage if (i) any person or entity, or group of affiliated persons or entities, other than Rajendra Singh, Neera Singh, any estates or trusts (and the executors, trustees or legal representatives thereof) of which such persons are an executor, trustee or beneficiary and any entities controlled by any of such persons) (such persons, entity or group being referred to as the "Singh Control Group"), (A) acquires voting securities (or other interests) of Telcom representing a majority of the voting power of all outstanding voting securities (or other interests) of Telcom or (B) otherwise acquires, directly or indirectly, the power to direct the management and policies of Telcom; (ii) individuals who are either (A) members of the Singh Control Group or (B) persons whose election, or nomination for election by the stockholders (or members) of Telcom, was requested, directly or indirectly, by a member of the Singh Control Group, and who have a fiduciary, employment or similar relationship with the Company or a member of the Singh Control Group (the "Incumbent Telcom Board"), cease for any reason (other than death) to constitute at least 50% of the board of directors (or other governing body) of Telcom, provided, however, that any individual becoming a director (or member of the governing body) of Telcom after the date hereof whose election, or nomination for election by Telcom's shareholder(s) (or members), was approved by a vote of a majority of the directors (or persons comprising the governing body of Telcom) then comprising the Incumbent Telcom Board shall be considered as though such individual were a member of the Incumbent Telcom Board, but excluding, for this purpose, (y) any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors (or persons comprising the governing body) of Telcom, or other actual or threatened solicitation of proxies or consents by or on behalf of a person, entity or group other than the board of directors (or other governing body) of Telcom and (z) any such individual nominated for election to the board of directors (or other governing body) of Telcom by any stockholder (or member) or group of affiliated stockholders (or members) of Telcom other than a member or members of the Singh Control Group; or (C) the members of the Singh Control Group cease to beneficially hold (and retain the right to exercise all voting and dispositive rights with respect to) voting securities (or other interests of Telcom) representing at least 10% of the voting power of all outstanding voting securities (or other interests) of Telcom and any other person or entity, or group of affiliated persons or entities, beneficially owns voting securities (or other interests) of Telcom representing 40% or more of the voting power of all outstanding voting securities (or other interests) of Telcom.

                  3. Other Agreements. DSC irrevocably agrees with MSI and AGI that it will (i) execute and deliver the Securities Purchase Agreement substan-tially in the form reviewed by DSC and its counsel through the date hereof, and will cause Telcom, at the First Closing, to execute and deliver the Amended LLC Agreement substantially in the form reviewed by DSC and its counsel through the date hereof, (ii) cause the DSC Director (as defined in the LLC Agreement) to vote to approve the Securities Purchase Agreement, the Amended LLC Agreement, the Registration Rights Agreement contemplated by the Securities Purchase Agreement and the transactions contemplated by such agreements and (iii) otherwise fully support such transactions and not take, or cause or allow any of its Affiliates to take, any action inconsistent with its agreements contained in this Section 3. Each of MSI and DSC irrevocably agrees with the other that it will not exercise its rights under Section 5.1(d)(i) of the LLC Agreement with respect to the $100 million capital contribution to be made by the Investor pursuant to the Securities Purchase Agreement. Each of AGI and MSI agrees with DSC that it will not transfer control of any entity which holds a member interest in, or Class B Common Stock of, the Company to any third party (other than an Affiliate of AGI, provided such Affiliate agrees to be bound by the provisions of this Agreement applicable to MSI) without the consent of DSC unless, concurrently with or prior to such transfer, AGI and MSI take the steps contemplated by Section 2(a) (in the case of such a transfer prior to an IPO) or
Section 2(b) (in the case of such a transfer concurrently with or after an IPO).

                  4. Rights of First Refusal and Co-Sale; Certain Representations. MSI and Telcom agree with the other that, from and after the consummation of the IPO, each will have right of refusal and co-sale rights, respectively, with respect to any sale or transfer by the other or its Affiliates of Class A Common Stock, Class B Common Stock or other class of common stock of the Company (collectively, "Common Stock") (and AGI, on the one hand, and each of the Telcom Members, on the other, agree with each other that such right of first refusal and co-sale rights shall also apply to any sale or transfer by them of shares of MSI, or member or other equity interests of Telcom, respectively, if, at the time of such sale or transfer, shares of Common Stock constitute all or substantially all of the assets of MSI or Telcom, respectively), to the same extent and exercisable in accordance with the same procedures as set forth in Sections 10.3(a) and 10.3(b), respectively, of the Amended LLC Agreement (as if such Sections were in effect and references in such Sections to an "Interest" being deemed for this purpose to refer to Common Stock or to shares of MSI, or member or other equity interests of Telcom, respectively, as contemplated above). Notwithstanding the foregoing, it is acknowledged and agreed that (i) pursuant to Section 5.8 of the Amended LLC Agreement, upon the conversion of Teligent, L.L.C. to a corporation in connection with the IPO (the "Conversion"), the Company will cease to have any rights pursuant to such Sections 10.3(a) and 10.3(b) of the LLC Agreement, and
(ii) the right of first refusal and co-sale rights provided for in this Section 4 will in any event not apply with respect to (A) any sale or transfer of Common Stock (or of shares of MSI, or member or other equity interests of Telcom, respectively) which was acquired pursuant to a public market transaction, (B) any public sale or distribution of Common Stock

(or of shares of MSI, or member or other equity interests of Telcom, respectively), whether pursuant to a registration statement under the Securities Act, Rule 144 thereunder or otherwise, (C) any sale or transfer of Common Stock (or of shares of MSI, or member or other equity interests of Telcom, respectively) to an Affiliate of the selling or transferring party, provided such Affiliate executes and delivers to the parties hereto an instrument agreeing to be bound hereby or (D) any pledge of, or grant of a security interest in, Common Stock (or shares of MSI, or member or other equity interests of Telcom, respectively), provided such pledge or grant meets the requirements set forth in Section 10.2(a)(ii), (a)(iii) and (a)(iv) of the Amended LLC Agreement (as if such Section were still in effect). Associated hereby represents and warrants to Telcom that, as of the date hereof, it is the owner of all of the outstanding capital stock of MSI. MSI hereby represents and warrants to Telcom that, immediately after the Conversion, MSI will be the sole record and beneficial owner of the shares of Common Stock into which the member interest in Teligent, L.L.C. currently held by MSI is converted pursuant to the Conversion. Each of the Telcom Members, severally and not jointly, hereby represent and warrant to AGI and MSI that, as of the date hereof, they are the owners of the respective percentage membership interests in Telcom set forth on
Schedule I hereto. DSC and Telcom hereby represent and warrant to AGI and MSI that, immediately after the Conversion, Telcom will be the sole record and beneficial owner of the shares of Common Stock into which the member interest in Teligent, L.L.C. currently held by DSC is converted pursuant to the Conversion. Each party hereto represents and warrants to the other parties that such party has the full legal right, power and authority to execute, deliver and perform this Agreement, and that this Agreement constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms.

                  5.       Miscellaneous.

                           (a)      Effectiveness.  Except for Section 3 hereof
and this Section 5, which shall be effective immediately upon the execution and delivery hereof, this Agreement shall not be effective, and no party shall have any rights or obligations hereunder, until the First Closing has occurred, whereupon this Agreement shall automatically be in full force and effect.

                           (b)      Definitions.  Capitalized terms used by not
defined herein have the respective meanings ascribed thereto in the Amended LLC Agreement.

                           (c)      Successors and Assigns.  Except as otherwise
provided herein, all of the terms and provisions of this Agreement (to the extent they are or have become effective pursuant to Section 5(a)) shall be binding upon, shall inure to the benefit of and shall be enforceable by and against the respective successors and assigns of the parties hereto, including without limitation, in the case of DSC, Telcom upon consummation of the transfer and assignment contemplated by Section 5.9 of the Amended LLC Agreement.

                           (d)      Amendment, Waiver.  This Agreement may be
amended only by a written instrument duly executed by the parties hereto. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                           (e)      Notices.  Any notice, request, claim,
demand, docureceipt (or refusal of receipt) and shall be in writing and delivered personally or sent by telex or telecopy (with such telex or telecopy confirmed promptly in writing sent by first class mail), or by reputable overnight courier or other similar means of communication, as follows:

                                    i)      If to the Company, addressed to the
                           Company at 8065 Leesburg Pike, Vienna, VA 22182, to the attention of the Company's General Counsel (Facsimile No. 703-762-5227);

                                    ii) If to MSI or AGI, addressed to it at 3
                           Bala Plaza East, Suite 300, Bala Cynwyd, PA 19004, to the attention of AGI's General Counsel;

                                    iii) If to DSC, Telcom or any of the parties
                           listed on Schedule I hereto, addressed to such party c/o Telcom Ventures, L.L.C., 211 North Union Street, Suite 300, Alexandria, VA 22314, to the attention of President and General Counsel (Facsimile No. 703-706-3801);

                  or, in each case, to such other address or telex or telecopy number as such party may designate in writing to the other by written notice given in the manner specified in this Section 5(e).

                           (f)      Entire Agreement.  This Agreement contains
the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior oral and written agreements and memoranda and undertakings between the parties hereto with regard to such subject matter.

                           (g)      Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflicts of laws principles.

                           (h)      Counterparts.  This Agreement may be
executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties as of the day and year first written.



                                          TELIGENT, L.L.C.

                                          By:/s/ Laurence E. Harris
     -----------------------------------
                                             Name:  Laurence E. Harris
                                             Title:  Senior Vice President

                                          MICROWAVE SERVICES, INC.

                                          By:/s/ David J. Berkman
     -----------------------------------
                                             Name:  David J. Berkman
                                             Title:  Executive Vice President

                                          THE ASSOCIATED GROUP, INC.

                                          By:/s/ David J. Berkman
     -----------------------------------
                                             Name:  David J. Berkman
                                             Title:  Executive Vice President

                                          DIGITAL SERVICES CORPORATION

                                          By:/s/ Rajendra Singh
     -----------------------------------
                                             Name:  Rajendra Singh
                                             Title:  President

                                          TELCOM-DTS INVESTORS, L.L.C.

                                          By:/s/ Rajendra Singh
     -----------------------------------
                                             Name:  Rajendra Singh
                                             Title:  President

FOR PURPOSES OF SECTION 4 ONLY:

TELCOM VENTURES, L.L.C.

By:    /s/ Rajendra Singh
    ------------------------------
       Name:  Rajendra Singh
       Title:  President

CHERRYWOOD HOLDINGS, INC.

By:    /s/ Rajendra Singh
    ------------------------------
       Name:  Rajendra Singh
       Title:  President

TC GROUP, L.L.C.

By:    /s/ Mark Ein
    ------------------------------
       Name:  Mark Ein
       Title:  Vice President

BIG BEND INVESTMENTS, L.P.

By:    /s/ Morton H. Meyerson
    ------------------------------
       Name:  Morton H. Meyerson
       Title:  General Partner

/s/ Vandana Tandon
------------------------------
VANDANA TANDON

                                   SCHEDULE I

                     Members of Telcom-DTS Investors, L.L.C.

                                                                                             Percentage
Name                                                                                          Interest
----             ----------
Telcom Ventures, L.L.C., a Delaware limited liability company                                  98.01%

Cherrywood Holdings Inc., a Kansas corporation                                                  0.75%

TC Group, L.L.C., a Delaware limited liability company                                          0.25%

Big Bend Investments, L.P., a Texas limited partnership                                         0.89%

Vandana Tandon                                                                                  0.10%

                                                                                           ---------------
                                                                                               100.00%

                                     19
